UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2016

Agritech Worldwide, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	001-32134	36-4197173
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1101 Campus Drive
Mundelein, Illinois  60060
(Address of principal Mr. Kahn offices)

Registrant’s telephone number, including area code: (847) 549-6028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On July 11, 2016, Agritech Worldwide, Inc. (the “Company”) dismissed M&K CPAS, PLLC (“M&K”) as its independent registered public accounting firm.

M&K’s reports on the Company’s financial statements as of and for the two years ended December 31, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss M&K and to engage Sassetti LLC (“Sassetti”) as the Company’s new auditor (as discussed below) was approved by the audit committee of the Company’s board of directors.

During the years ended December 31, 2015 and 2014, and in the subsequent interim period through July 11, 2016 (the date of dismissal of M&K), there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the year ended December 31, 2015 and in the subsequent interim period through July 11, 2016, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&K with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”), and requested M&K furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of M&K’s letter, dated July 12, 2016, is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

Also on July 11, 2016, the Company engaged Sassetti as its new independent registered public accounting firm responsible for auditing its financial statements. During the Company’s two most recent fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through July 11, 2016, neither the Company, nor anyone on its behalf, consulted with Sassetti regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from M&K CPAS, PLLC to the Securities and Exchange Commission dated July 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRITECH WORLDWIDE, INC.

Date: July 12, 2016	By:	/s/ Jonathan Kahn
	Name:	Jonathan Kahn
	Title:	Chief Executive Officer